Blackstone Strategic Credit 2027 Term Fund

Portfolio of Investments

March 31, 2024 (Unaudited)

	Principal
	Amount	Value

FLOATING RATE LOAN INTERESTS(a) - 134.31%
Aerospace & Defense - 5.79%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$2,308,542	$2,316,714
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	6,325,097	5,938,191
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	1,286,460	1,207,768
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	2,150,988	2,154,021
Dynasty Acquisition Co Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 08/24/2028	463,332	464,534
LSF11 Trinity BidCo, Inc., First Lien Term Loan, 6M US SOFR + 4.00%, 06/14/2030(b)	3,227,846	3,243,985
Nordam Group LLC, First Lien Initial Term Loan, 1M US SOFR + 5.50%, 04/09/2026	4,560,000	4,309,200
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	7,181,601	7,188,927
Standard Aero Ltd, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 08/24/2028	198,571	199,086
TransDigm, Inc., First Lien Term Loan:
3M US SOFR + 2.75%, 08/24/2028	2,843,348	2,856,243
3M US SOFR + 2.75%, 03/15/2030	290,645	291,583
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	1,764,135	1,770,195
World Wide Technology Holding Co LLC, First Lien Term Loan, 6M US L + 0.00%, 02/22/2034	1,264,761	1,267,530
		33,207,977

Air Freight & Logistics - 1.69%
Clue Opco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 12/19/2030	3,483,333	3,439,356
Kenan Advantage Group, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 01/25/2029	3,929,744	3,938,350
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	2,327,422	2,319,357
		9,697,063

Automobile Components - 3.56%
Belron Finance US LLC, First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 04/18/2029	1,068,294	1,070,522
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	4,269,950	4,091,146
Clarios Global LP, First Lien Term Loan, 1M US SOFR + 3.00%, 05/06/2030	4,107,936	4,123,341
Fastlane Parent Co., Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/29/2028	1,245,669	1,246,230
First Brands Group LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	2,287,960	2,292,250
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M US L + 2.50%, 03/30/2027	2,812,882	2,820,617
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 05/04/2028	2,855,446	2,863,555
Phinia Inc., First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028(b)	1,908,550	1,910,344
		20,418,005

Banks - 0.49%
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 6M CME TERM SOFR + 5.00%, 03/08/2032	2,800,000	2,821,294

Beverages - 0.67%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 03/31/2028	3,892,240	3,856,256

Biotechnology - 0.76%
Grifols Worldwide Operations, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	4,465,641	4,333,615

Building Products - 2.73%
Chariot Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,748,306	1,747,983
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	1,421,401	1,416,561
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,568,670	1,552,780
LHS Borrower, LLC, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	471,228	451,201

	Principal
	Amount	Value

Building Products (continued)
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 03/20/2031	$2,739,588	$2,755,861
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	4,420,940	4,437,540
Tamko Building Products LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 09/20/2030	735,842	736,762
Trulite Holding Corp., First Lien Term Loan, 1M US SOFR + 6.00%, 03/01/2030(b)	2,573,075	2,573,075
		15,671,763

Capital Markets - 3.97%
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	4,798,735	4,801,734
Aretec Group, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/09/2030	4,467,705	4,498,420
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.25%, 07/29/2030	1,234,309	1,234,661
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	4,681,024	4,668,760
Focus Financial Partners, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 06/30/2028	1,568,049	1,564,865
Kestra Advisor Services Holdings A INC, First Lien Term Loan, 3M US L + 4.00%, 03/19/2031	1,727,890	1,732,936
Osaic Holdings Inc aka Advisor Group, First Lien Term Loan, 6M US SOFR + 4.00%, 08/17/2028	4,244,499	4,265,976
		22,767,352

Chemicals - 2.45%
CI Maroon Holdings LLC, First Lien Term Loan 03/30/2031(b)	1,044,000	$1,049,220
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	4,256,065	4,259,385
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028(b)	3,028,966	3,036,538
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	2,169,559	2,171,262
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	3,523,284	3,538,699
		14,055,104

Commercial Services & Supplies - 8.80%
Access CIG LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 0.50% Floor, 08/18/2028	4,091,191	4,100,785
Action Environmental Group Inc, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 10/24/2030(b)	773,500	775,434
Action Environmental Group, Inc., First Lien Term Loan:
6M US SOFR + 4.50%%, 10/24/2030(b)	164,817	165,230
6M US SOFR + 4.50%%, 10/24/2030(b)	1,872,283	1,876,963
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 05/12/2028	5,985,900	5,985,332
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030(b)	785,484	790,393
Covanta 11/21, First Lien Term Loan:
1M US SOFR + 2.50%, 11/30/2028	299,399	299,119
3M US L + 2.50%, 11/30/2028	3,927,029	3,923,357
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,770,214
Equiniti Group PLC, First Lien Term Loan, 6M US SOFR + 4.50%, 12/11/2028	998,827	1,004,236
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028(b)	107,017	106,081
Garda World Security Corp., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	5,519,658	5,536,934
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/27/2030	6,391,939	6,356,784
Homeserve USA Holding Corp., First Lien Term Loan, 1M US SOFR + 3.00%, 10/21/2030	1,036,765	1,040,523
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US SOFR + 4.50%, 06/28/2026	220,092	219,817
Justrite Safety Group, First Lien Initial Term Loan, 1M US SOFR + 4.50%, 06/28/2026	4,071,107	4,066,018
TMF Sapphire Bidco B.V., TL, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 05/03/2028	850,909	856,227
TRC Companies, First Lien Term Loan, 3M US SOFR + 3.75%, 12/08/2028	1,681,145	1,680,549
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	2,088,000	2,004,480
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	3,146,404	2,410,948
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M CME TERM SOFR + 3.50%, 02/24/2031	2,045,815	2,052,208
Vestis Corp, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/22/2031	1,060,976	1,062,302

	Principal
	Amount	Value

Commercial Services & Supplies (continued)
Wand NewCo 3 Inc aka Caliber Collision, First Lien Term Loan, 1M US SOFR + 3.75%, 01/30/2031	$2,402,476	$2,412,050
		50,495,984

Communications Equipment - 0.05%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	2,330,432	287,412

Construction & Engineering - 1.17%
Aegion Corporation, First Lien Term Loan, 3M US SOFR + 4.25%, 05/17/2028	4,511,613	4,534,194
Artera Services LLC aka PowerTeam, First Lien Term Loan, 3M US SOFR + 4.50%, 02/15/2031	875,457	879,834
Touchdown Acquirer Inc aka TenCate, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 02/21/2031	1,142,621	1,147,620
Tutor Perini Corp., First Lien B Term Loan, 1M US SOFR + 4.75%, 1.00% Floor, 08/18/2027	125,417	125,208
		6,686,856

Construction Materials - 0.56%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	6,848	6,862
Quikrete Holdings, Inc., First Lien Term Loan, 6M CME TERM SOFR + 2.50%, 03/18/2031	2,622,610	2,626,990
Summit Materials LLC, First Lien Term Loan, 6M US SOFR + 3.00%, 01/12/2029	583,630	587,205
		3,221,057

Containers & Packaging - 2.46%
Berry Global, Inc., First Lien Term Loan, 3M US SOFR + 1.75%, 07/01/2026	343,857	345,329
ProAmpac PG Borrower LLC, First Lien Term Loan, 1M CME TERM SOFR + 4.25%, 09/15/2028	2,831,945	2,841,857
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 1.00% Floor, 10/31/2025(c)	2,666,667	57,773
Supplyone 3/24, First Lien Term Loan 03/27/2031	1,760,985	1,755,491
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	4,583,767	4,591,078
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	4,579,966	4,534,372
		14,125,900

Distributors - 0.36%
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	2,067,004	2,065,722

Diversified Consumer Services - 4.74%
Cengage Learning, Inc., First Lien Term Loan, 6M US L + 0.00%, 1.00% Floor, 03/18/2031	2,283,195	2,283,549
Element Materials Technology Group Holdings DTL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	959,059	961,058
Element Materials Technology Group Holdings, First Lien Term Loan, 3M US SOFR + 4.25%, 07/06/2029	2,077,960	2,082,292
Fugue Finance LLC aka Nord Anglia, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 02/26/2031	962,220	965,828
Groundworks LLC, First Lien Term Loan:
6M CME TERM SOFR + 4.00%, 03/14/2031	411,505	412,089
6M US L + 0.00%, 03/14/2031	2,235,845	2,239,020
Imagine Learning LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 12/21/2029	3,250,000	3,246,506
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027(c)	1,435,323	17,942
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	2,873,851	2,887,057
Mister Car Wash 3/24, First Lien Term Loan, 6M CME TERM SOFR + 3.25%, 03/21/2031	1,080,132	1,083,961
Prime Security Services Borrower, LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 10/13/2030	1,857,671	1,860,940
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	4,319,221	3,868,402
Spring Education Group, Inc., First Lien Term Loan, 6M US SOFR + 4.75%, 10/04/2030	1,295,795	1,302,760
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	2,629,039	2,626,739
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,403,270	1,368,631
		27,206,774

	Principal
	Amount	Value

Diversified REITs - 0.23%
Iron Mountain, Inc., First Lien Term Loan, 1M US SOFR + 2.25%, 01/31/2031	$1,327,793	$1,320,045

Diversified Telecommunication Services - 2.46%
Coral-US Co-Borrower LLC, First Lien B-5 Term Loan, 1M US SOFR + 2.25%, 01/31/2028	2,573,075	2,541,516
Level 3 Financing Inc., First Lien Term Loan:
1M US SOFR + 1.75%, 04/15/2029	1,259,453	1,254,730
1M US SOFR + 1.75%, 04/15/2030	1,268,693	1,263,936
Lumen Technologies Inc aka CenturyLink,Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2025	124,278	107,656
Lumen Technologies Inc, First Lien Term Loan, 1M US SOFR + 5.32%, 04/15/2029	1,535,333	1,145,743
Lumen Technologies, First Lien Term Loan, 1M US SOFR + 5.32%, 04/15/2030	1,569,761	1,169,472
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	3,116,588	3,037,364
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	3,577,250	3,582,705
		14,103,122

Electric Utilities - 1.24%
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	4,490,471	4,507,310
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M CME TERM SOFR + 2.00%, 03/27/2031	2,613,917	2,612,297
		7,119,607

Electrical Equipment - 1.90%
Generac Power Systems, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 12/13/2026	4,000,000	4,001,880
Victory Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/19/2028	5,464,112	5,204,567
WEC US Holdings Ltd., First Lien Term Loan, 1M US SOFR + 2.75%, 01/27/2031	1,715,024	1,715,023
		10,921,470

Electronic Equipment, Instruments & Components - 2.29%
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029(b)	4,722,866	4,722,866
Discovery Energy Corp., First Lien Term Loan, 6M US SOFR + 4.75%, 01/30/2031	2,219,467	2,225,470
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 09/06/2025	3,842,611	3,814,099
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	1,213,149	1,203,293
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 09/06/2026	1,276,596	1,200,006
		13,165,734

Entertainment - 1.23%
CE Intermediate I LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/10/2028	2,506,467	2,498,646
Live Nation Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 1.75%, 10/19/2026	4,552,455	4,556,120
		7,054,766

Financial Services - 3.04%
CITCO FUNDING LLC, First Lien Term Loan, 6M US SOFR + 3.25%, 04/27/2028	1,406,475	1,411,531
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	1,407,005	1,077,991
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	4,176,235	4,182,667
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	2,706,186	2,707,877
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	2,375,459	2,355,232
Ryan LLC., First Lien Term Loan, 1M US SOFR + 4.50%, 11/14/2030	1,399,365	1,408,118
The Citco Group Limited, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	4,279,167	4,295,213
		17,438,629

Food Products - 1.52%
CH Guenther 11/21, First Lien Term Loan, 1M US SOFR + 3.00%, 12/08/2028	632,505	634,086
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	5,448,580	5,457,652
Saratoga Food Specialties LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 02/28/2029	838,755	841,380
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,756,066	1,760,816
		8,693,934

Gas Utilities - 0.18%
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M US SOFR + 3.00%, 10/04/2030	1,050,940	1,055,669

	Principal
	Amount	Value

Ground Transportation - 1.04%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	$1,091,238	$1,088,963
Uber Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	3,668,402	3,688,414
XPO, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	1,196,000	1,200,730
		5,978,107

Health Care Equipment & Supplies - 1.35%
Carestream Health, Inc., First Lien Term Loan, 3M US L + 7.50%, 09/30/2027	349,298	301,706
Resonetics LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 04/28/2028	1,795,408	1,801,818
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/27/2029	5,622,109	5,641,449
		7,744,973

Health Care Providers & Services - 10.73%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	800,935	630,336
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	3,835,807	3,018,780
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	3,254,452	3,258,080
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	1,150,734	1,154,417
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	5,454,328	5,107,760
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	3,094,122	2,898,821
Heartland Dental, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	3,238,247	3,248,982
IVI America LLC aka IVIRMA, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 03/17/2031	1,450,000	1,450,906
Loire UK Midco 3, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2027	2,911,841	2,855,060
Medical Solutions LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/01/2028	3,602,305	3,222,568
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	4,459,056	3,724,895
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	3,530,522	3,352,672
National Mentor Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	2,584,938	2,440,066
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	74,295	70,131
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	4,349,053	4,354,490
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	4,412,937	3,884,775
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	3,371,359	2,975,224
Phoenix Guarantor Inc aka BrightSpring, First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031	1,810,000	1,788,760
Radiology Partners Inc, First Lien Term Loan, 6M US SOFR + 5.00%, 01/31/2029	3,567,914	3,455,775
Radnet Management, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.00%, 0.75% Floor, 04/23/2028	3,041,204	3,047,332
Surgery Center Holdings, INC., Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 12/19/2030	879,545	884,739
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 0.50% Floor, 10/01/2028	4,053,168	3,884,860
Waystar Technologies, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 10/22/2029	818,594	821,664
		61,531,093

Health Care Technology - 2.93%
Cotiviti Inc., First Lien Term Loan:
6M US L + 0.00%, 02/21/2031	1,858,954	1,864,763
6M US SOFR + 3.50%, 02/24/2031	6,729,778	6,721,366
Gainwell Acquisition Corp., First Lien Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 10/01/2027	2,812,731	2,695,651
GHX Ultimate Parent Corp., First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 0.50% Floor, 06/30/2027(b)	3,203,409	3,227,435
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/10/2028	2,313,832	2,314,249
		16,823,464

	Principal
	Amount	Value

Hotels, Restaurants & Leisure - 6.46%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 1M US SOFR + 2.25%, 0.50% Floor, 09/20/2030	$2,593,829	$2,595,450
Aramark 3/24 B8 TL 1L, First Lien Term Loan, 6M CME TERM SOFR + 2.25%, 04/06/2028	118,603	118,788
Aramark Intermediate HoldCo Corp., First Lien U.S. B-4 Term Loan, 1M US SOFR + 1.75%, 01/15/2027	1,500,000	1,501,312
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	4,501,832	4,238,272
BCPE Grill Parent, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 09/30/2030	1,121,116	1,114,608
Caesars Entertainment, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	4,102,995	4,119,817
3M US SOFR + 2.75%, 0.50% Floor, 02/06/2031	2,813,188	2,818,899
Carnival Corp., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	2,468,715	2,475,146
Entain PLC, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	3,808,406	3,828,629
Fertitta Entertainment, LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 01/27/2029	3,070,207	3,081,090
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 2.25%, 11/25/2030	4,903,261	4,914,195
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M US SOFR + 2.75%, 01/17/2031	2,506,088	2,513,531
IRB Holding Corporation, First Lien Term Loan, 1M US SOFR + 2.75%, 12/15/2027	2,125,599	2,128,596
Tacala Investment Corp, First Lien Term Loan, 1M US SOFR + 4.00%, 01/31/2031	1,601,768	1,605,276
		37,053,609

Household Durables - 0.75%
Culligan 11/23 Incre CovLi, First Lien Term Loan, 6M US SOFR + 4.50%, 07/31/2028(d)	4,302,743	4,327,398

Independent Power and Renewable Electricity Producers - 1.96%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	5,428,941	5,404,619
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	1,727,959	1,731,199
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US SOFR + 2.00%, 12/20/2030	4,094,118	4,094,773
		11,230,591

Industrial Conglomerates - 1.96%
Bettcher Industries, Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 12/14/2028	2,431,084	2,427,036
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 05/19/2028	4,366,582	4,356,365
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	4,449,990	4,437,196
		11,220,597

Insurance - 3.08%
AmWINS Group, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 0.75% Floor, 02/19/2028	6,013,578	6,021,095
1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	659,245	661,258
AssuredPartners, Inc., First Lien Term Loan, 1M US SOFR + 3.50%, 02/14/2031	832,758	834,840
Baldwin Risk Partners, LLC, First Lien Initial Term Loan, 1M US SOFR + 3.50%, 10/14/2027	2,984,173	2,986,665
Hub International Limited, First Lien Term Loan, 3M US SOFR + 3.25%, 06/20/2030	520,816	521,595
Hyperion Refinance Sarl, First Lien Term Loan:
3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	4,204,537	4,225,581
1M US SOFR + 3.50%, 0.50% Floor, 02/15/2031	1,386,645	1,389,245
USI, Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 09/27/2030	1,001,423	1,003,376
		17,643,655

Interactive Media & Services - 0.80%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	665,028	666,657
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	1,853,218	1,844,369
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	2,180,856	2,108,223
		4,619,249

IT Services - 4.48%
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	4,389,686	4,356,764
Ahead DB Holdings, LLC, First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2031	1,392,000	1,398,417
Asurion LLC, Second Lien Term Loan, 1M US SOFR + 10.69%, 01/20/2029	196,611	176,842
Blackhawk Network Holdings Inc, First Lien Term Loan, 1M US SOFR + 5.00%, 03/12/2029	470,588	471,939

	Principal
	Amount	Value

IT Services (continued)
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	$5,863,456	$5,325,191
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 6M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	4,991,108	4,882,551
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	4,449,708	4,409,104
Virtusa Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/11/2028	3,535,158	3,547,089
World Wide Technology 3/24, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 03/01/2030	1,145,519	1,154,826
		25,722,723

Leisure Products - 0.08%
Amer Sports Co, First Lien Term Loan, 3M US SOFR + 3.25%, 02/17/2031	438,415	439,511

Life Sciences Tools & Services - 1.60%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	4,469,852	4,472,646
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,455,936	2,345,799
IQVIA INC., First Lien Term Loan, 3M US SOFR + 2.00%, 01/02/2031	537,115	540,330
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,807,969	1,814,135
		9,172,910

Machinery - 3.31%
Asp Blade Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 10/13/2028	747,299	677,800
Crosby US Acquisition corp., First Lien Term Loan, 1M US SOFR + 4.00%, 08/16/2029	1,135,089	1,142,773
Husky Injection Molding Systems Ltd., First Lien Term Loan, 6M CME TERM SOFR + 5.25%, 02/01/2029	1,797,907	1,804,837
INNIO Group Holding GmbH, First Lien Term Loan, 6M US SOFR + 4.50%, 11/02/2028	523,216	526,596
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	7,037,155	7,070,336
Redwood Star Merger Sub, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 04/05/2029	2,574,962	2,588,777
TK Elevator Midco GmbH, First Lien Term Loan, 6M CME TERM SOFR + 3.75%, 04/30/2030	5,156,696	5,179,978
		18,991,097

Media - 4.29%
Cable One, Inc., First Lien Term Loan, 3M US L + 2.00%, 05/03/2028	1,126,673	1,118,724
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US SOFR + 5.50%, 12/19/2025	3,500,100	3,514,328
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	3,405,541	3,408,572
COGECO Financing 2 LP, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 09/01/2028	635,890	621,583
Fleet Midco I Ltd., First Lien Term Loan, 1M US SOFR + 3.25%, 02/21/2031(b)	1,265,128	1,268,290
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,239,437	1,088,715
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	3,939,547	3,309,219
Univision Communications, Inc., First Lien Term Loan:
1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	5,234,263	5,246,616
3M US SOFR + 4.25%, 06/24/2029	629,693	631,819
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	4,447,467	4,390,829
		24,598,695

Metals & Mining - 0.18%
Arsenal AIC Parent, LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 08/18/2030	1,006,086	1,010,739

Mortgage Real Estate Investment - 0.33%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	945,155	945,155
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	945,381	946,562
		1,891,717

Oil, Gas & Consumable Fuels - 1.60%
Buckeye Partners LP, First Lien Term Loan, 3M CME TERM SOFR + 2.00%, 11/01/2026	2,259,051	2,265,805
Buckeye Partners, LP, First Lien Term Loan, 1M US SOFR + 2.50%, 11/22/2030	1,193,429	1,196,144

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels (continued)
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	$4,598,560	$4,573,222
Whitewater Whistler Holdings, LLC, First Lien Term Loan, 1M US SOFR + 8.49%, 02/15/2030	1,165,735	1,168,650
		9,203,821

Passenger Airlines - 1.77%
Air Canada, First Lien Term Loan, 6M CME TERM SOFR + 2.75%, 03/14/2031	1,635,122	1,640,240
American Airlines, Inc., First Lien 2020 Term Loan, 3M US SOFR + 1.75%, 01/29/2027	902,497	902,181
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	1,763,272	1,764,868
Brown Group Holding LLC, First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 06/07/2028	2,654,961	2,656,169
United Airlines, Inc. aka Continental, First Lien Term Loan, 3M US SOFR + 2.75%, 02/22/2031	3,203,334	3,212,335
		10,175,793

Pharmaceuticals - 1.53%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	5,115,097	5,102,718
Padagis LLC, First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.50% Floor, 07/06/2028	3,823,033	3,674,891
		8,777,609

Professional Services - 7.23%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	3,112,674	3,120,067
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	4,231,599	4,147,961
CoreLogic, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.50%, 0.50% Floor, 06/04/2029	1,786,047	1,691,386
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	1,420,487	1,425,224
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	960,000	961,800
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 01/18/2029	3,028,775	3,031,607
Eisner Advisory Group LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 02/28/2031	3,109,492	3,126,019
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	3,026,460	3,009,436
KBR, Inc. TLB 1L, First Lien Term Loan, 1M US SOFR + 2.25%, 01/17/2031	294,749	295,707
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US SOFR + 4.75%, 03/27/2026	3,541,886	3,549,856
Neptune Bidco US, Inc., First Lien Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 04/11/2029	1,526,866	1,411,305
Omnia Partners, LLC, First Lien Term Loan, 3M CME TERM SOFR + 3.75%, 07/25/2030	3,805,810	3,827,807
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026(b)	443,787	421,598
Planet US Buyer, LLC, First Lien Term Loan, 3M US L + 3.50%, 02/07/2031	1,785,756	1,793,685
Trans Union LLC, First Lien Term Loan:
1M US SOFR + 1.75%, 11/16/2026	5,665,765	5,669,958
1M US SOFR + 2.00%, 12/01/2028	952,199	952,856
Veritext 3/24, First Lien Term Loan, 1M US SOFR + 8.82%, 08/09/2030	3,022,891	3,034,771
		41,471,043

Real Estate Management & Development - 0.99%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	3,113,640	3,108,783
3M US SOFR + 4.00%, 01/31/2030(b)	2,534,178	2,543,681
		5,652,464

Semiconductors & Semiconductor Equipment - 0.07%
MKS Instruments, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 08/17/2029	398,060	398,848

Software - 14.39%
Applied Systems, Inc.TL 1L, First Lien Term Loan, 3M US SOFR + 3.50%, 02/24/2031	187,254	188,592
Apttus Corp., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 05/08/2028	900,107	902,217
Boxer Parent Company Inc., First Lien Term Loan, 6M US SOFR + 4.50%, 12/29/2028	1,263,942	1,273,554
Central Parent, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 07/06/2029	5,079,721	5,100,599
Cloud Software Group Inc, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 04/09/2029	2,305,284	2,293,043
Cloud Software Group, Inc, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	4,852,049	4,835,479
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	4,745,439	4,735,070

	Principal Amount	Value

Software (continued)
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	$5,440,805	$5,347,876
DTI Holdco, Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	2,344,784	2,347,715
Epicor Software Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 07/30/2027	384,545	386,983
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	4,601,280	4,430,159
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	998,233	1,001,632
Genesys Cloud Services Holdings II LLC aka Genesys, First Lien Term Loan, 1M US SOFR + 3.75%, 12/01/2027	449,418	451,667
Genesys Cloud Services Holdings II LLC, First Lien Term Loan, 6M CME TERM SOFR + 3.50%, 0.75% Floor, 12/01/2027	196,427	197,164
GTCR W Merger Sub LLC, First Lien Term Loan, 6M US SOFR + 3.75%, 0.50% Floor, 01/31/2031	2,543,100	2,555,294
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	6,098,908	5,913,654
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	5,476,658	5,464,418
Instructure Holdings, INC., First Lien Term Loan, 6M US SOFR + 2.75%, 10/30/2028	914,754	915,897
Isolved, Inc., First Lien Term Loan, 6M US SOFR + 4.00%, 10/14/2030	936,000	942,730
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	789,125	738,160
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	1,571,642	1,365,364
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028(b)	1,866,304	1,866,304
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	5,102,191	3,061,315
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	3,140,980	3,006,844
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	848,568	842,365
Project Alpha Intermediate Holding Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 10/28/2030	3,450,147	3,472,901
Proofpoint, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	734,561	735,762
Quartz Acquireco, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030	1,762,502	1,770,768
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	5,206,237	3,980,194
Rocket Software, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 11/28/2028	1,624,110	1,614,268
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	3,270,870	3,262,431
SS&C Technologies, Inc., First Lien Term Loan:
1M US L + 2.25%, 0.50% Floor, 03/22/2029	483,071	484,167
1M US L + 2.25%, 0.50% Floor, 03/22/2029	938,927	941,058
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	5,215,631	5,229,218
Webpros Luxembourg Sarl, First Lien Term Loan, 6M US SOFR + 0.00%, 03/19/2031(b)	869,225	872,485
		82,527,347

Specialty Retail - 0.71%
EG America LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028	1,547,204	1,543,336
Staples, Inc., First Lien Term Loan, 1M US L + 5.00%, 04/16/2026	2,573,075	2,552,606
		4,095,942

Technology Hardware, Storage & Peripherals - 1.18%
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	4,398,025	4,005,875
Xerox 11/23, First Lien Term Loan, 3M US SOFR + 4.00%, 11/17/2029	2,736,620	2,752,876
		6,758,751

Textiles, Apparel & Luxury Goods - 0.50%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	2,888,061	2,883,555

Trading Companies & Distributors - 4.03%
American Builders & Contractors Supply Co., Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 01/31/2031	636,844	637,739
CD&R Hydr SunSource, First Lien Term Loan, 6M CME TERM SOFR + 4.50%, 03/17/2031	2,176,499	2,183,986
Core & Main LP, First Lien Term Loan, 3M CME TERM SOFR + 2.25%, 02/09/2031	502,961	503,589
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	1,790,793	1,792,467
Foundation Building Materials, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 01/31/2028	2,150,671	2,155,553

	Principal Amount	Value

Trading Companies & Distributors (continued)
Foundation Building Materials, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/29/2031	$3,060,099	$3,076,746
Kodiak Building Partners Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 03/12/2028	4,188,909	4,192,407
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.25%, 0.75% Floor, 12/28/2027	2,906,902	2,890,551
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/19/2027	3,593,234	3,608,092
Windsor Holdings III LLC, First Lien Term Loan, 6M CME TERM SOFR + 4.00%, 08/01/2030	2,096,802	2,107,622
		23,148,752

Wireless Telecommunication Services - 0.64%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	3,662,159	3,645,477

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $776,837,389)		770,530,640

CORPORATE BONDS - 25.48%
Aerospace & Defense - 0.79%
Moog, Inc., 4.250%, 12/15/2027(e)	250,000	236,036
TransDigm, Inc.:
4.625%, 01/15/2029	1,445,000	1,342,702
4.880%, 05/01/2029	1,350,000	1,257,344
Triumph Group, Inc., 9.000%, 03/15/2028(e)	1,610,000	1,699,326
		4,535,408

Automobile Components - 0.30%
American Axle & Manufacturing, Inc., 5.000%, 10/01/2029	350,000	315,556
Patrick Industries, Inc., 4.750%, 05/01/2029(e)	1,130,000	1,056,746
Phinia, Inc., 6.750%, 04/15/2029(e)	320,000	323,486
		1,695,788

Automobiles - 0.05%
Thor Industries, Inc., 4.000%, 10/15/2029(e)	350,000	313,531

Banks - 0.37%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(e)	2,057,000	2,040,284
Popular, Inc., 7.250%, 03/13/2028	100,000	102,548
		2,142,832

Broadline Retail - 0.53%
Macy's Retail Holdings LLC, 6.125%, 03/15/2032(e)	160,000	155,251
Nordstrom, Inc., 5.000%, 01/15/2044	910,000	705,912
Rakuten Group, Inc., 11.250%, 02/15/2027(e)	2,071,000	2,197,307
		3,058,470

Building Products - 0.18%
Griffon Corp., 5.750%, 03/01/2028	1,050,000	1,029,059

Capital Markets - 0.18%
Kodiak Gas Services LLC, 7.250%, 02/15/2029(e)	1,000,000	1,019,253

Chemicals - 0.43%
Chemours Co., 5.750%, 11/15/2028(e)	1,300,000	1,200,347
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(e)	400,000	384,816
Mativ Holdings, Inc., 6.875%, 10/01/2026(e)	500,000	498,111
Tronox, Inc., 4.625%, 03/15/2029(e)	400,000	359,274
		2,442,548

Commercial Services & Supplies - 0.04%
Deluxe Corp., 8.000%, 06/01/2029(e)	270,000	249,230

	Principal Amount	Value

Communications Equipment - 0.10%
Viasat, Inc., 6.500%, 07/15/2028(e)	$770,000	$595,340

Construction & Engineering - 0.12%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(e)	509,000	453,563
Tutor Perini Corp., 6.875%, 05/01/2025(e)	250,000	247,639
		701,202

Consumer Finance - 1.97%
Ally Financial, Inc., 6.700%, 02/14/2033	600,000	606,757
Enova International, Inc., 8.500%, 09/15/2025(e)	410,000	409,427
FirstCash, Inc.:
4.630%, 09/01/2028(e)	835,000	786,730
5.625%, 01/01/2030(e)	190,000	180,725
6.875%, 03/01/2032(e)	915,000	915,717
goeasy, Ltd.:
9.250%, 12/01/2028(e)	1,362,000	1,453,953
7.625%, 07/01/2029(e)	500,000	501,182
Navient Corp.:
5.000%, 03/15/2027	160,000	153,400
4.880%, 03/15/2028	1,150,000	1,072,912
5.500%, 03/15/2029	150,000	139,830
9.375%, 07/25/2030	529,000	566,437
11.500%, 03/15/2031	580,000	646,174
5.625%, 08/01/2033	393,000	325,675
OneMain Finance Corp.:
6.625%, 01/15/2028	200,000	200,792
3.880%, 09/15/2028	550,000	491,197
5.375%, 11/15/2029	400,000	376,409
7.875%, 03/15/2030	633,000	653,586
PRA Group, Inc., 8.375%, 02/01/2028(e)	200,000	199,165
Synchrony Financial, 7.250%, 02/02/2033	1,205,000	1,197,601
World Acceptance Corp., 7.000%, 11/01/2026(e)	465,000	433,024
		11,310,693

Containers & Packaging - 0.12%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(e)	870,000	702,209

Diversified Consumer Services - 0.11%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(e)	670,000	641,966

Diversified REITs - 0.50%
Service Properties Trust:
4.750%, 10/01/2026	110,000	102,619
4.950%, 02/15/2027	705,000	652,669
3.950%, 01/15/2028	1,989,000	1,703,950
4.375%, 02/15/2030	500,000	382,197
		2,841,435

Diversified Telecommunication Services - 0.85%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(e)	1,580,000	1,574,397
Consolidated Communications, Inc., 6.500%, 10/01/2028(e)	500,000	438,011
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(e)	2,380,000	2,123,638
5.875%, 11/01/2029	500,000	423,030
6.000%, 01/15/2030(e)	350,000	296,844
Level 3 Financing, Inc., L + 11.00%, 11/15/2029(e)	180	187
		4,856,107

	Principal Amount	Value

Electric Utilities - 0.19%
NRG Energy, Inc.:
3.375%, 02/15/2029(e)	$767,000	$682,113
3.625%, 02/15/2031(e)	450,000	388,786
		1,070,899

Energy Equipment & Services - 1.41%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(e)	1,203,000	1,191,045
CSI Compressco LP / CSI Compressco Finance, Inc., 10.000%, 10.75% PIK, 04/01/2026(e)(f)	16,633	17,465
Enerflex, Ltd., 9.000%, 10/15/2027(e)	1,050,000	1,079,618
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(e)	499,000	534,512
Nabors Industries, Ltd., 7.500%, 01/15/2028(e)	1,200,000	1,126,682
Precision Drilling Corp., 6.875%, 01/15/2029(e)	800,000	799,257
Transocean, Inc.:
7.500%, 01/15/2026(e)	597,000	595,214
11.500%, 01/30/2027(e)	700,000	730,103
8.000%, 02/01/2027(e)	340,000	337,707
7.500%, 04/15/2031	470,000	437,413
Valaris, Ltd., 8.375%, 04/30/2030(e)	1,180,000	1,218,212
		8,067,228

Financial Services - 1.21%
Burford Capital Global Finance LLC, 9.250%, 07/01/2031(e)	950,000	1,006,652
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(e)	428,000	407,110
Encore Capital Group, Inc., 9.250%, 04/01/2029(e)	350,000	358,969
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(e)	1,848,000	1,823,113
5.500%, 08/15/2028(e)	900,000	862,332
5.750%, 11/15/2031(e)	220,000	203,127
7.125%, 02/01/2032(e)	50,000	49,695
PennyMac Financial Services, Inc.:
5.375%, 10/15/2025(e)	460,000	454,961
7.875%, 12/15/2029(e)	454,000	466,914
5.750%, 09/15/2031(e)	1,240,000	1,151,447
PHH Mortgage Corp., 7.875%, 03/15/2026(e)	160,000	155,080
		6,939,400

Food Products - 0.19%
Post Holdings, Inc., 4.625%, 04/15/2030(e)	1,200,000	1,102,515

Gas Utilities - 0.35%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(e)	1,460,000	1,332,153
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(e)	750,000	694,041
		2,026,194

Health Care Equipment & Supplies - 0.29%
AdaptHealth LLC:
6.125%, 08/01/2028(e)	810,000	761,513
5.125%, 03/01/2030(e)	1,010,000	881,736
		1,643,249

Health Care Providers & Services - 0.91%
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(e)	900,000	898,876
6.875%, 04/15/2029(e)	430,000	322,342
10.875%, 01/15/2032(e)	948,000	977,645
DaVita, Inc.:
4.625%, 06/01/2030(e)	2,410,000	2,159,225
3.750%, 02/15/2031(e)	300,000	251,436
ModivCare Escrow Issuer, Inc., 5.000%, 10/01/2029(e)	840,000	609,856
		5,219,380

	Principal Amount	Value

Health Care REITs - 0.06%
MPT Operating Partnership LP / MPT Finance Corp., 5.250%, 08/01/2026	$400,000	$366,576

Hotels, Restaurants & Leisure - 0.65%
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(e)	140,000	130,200
Churchill Downs, Inc., 4.750%, 01/15/2028(e)	445,000	423,929
NCL Corp., Ltd.:
5.875%, 03/15/2026(e)	2,595,000	2,563,369
7.750%, 02/15/2029(e)	250,000	259,799
Royal Caribbean Cruises, Ltd., 5.500%, 08/31/2026(e)	340,000	337,222
		3,714,519

Household Durables - 0.96%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	1,040,000	1,054,413
Dream Finders Homes, Inc., 8.250%, 08/15/2028(e)	509,000	531,824
LGI Homes, Inc., 8.750%, 12/15/2028(e)	534,000	563,775
M/I Homes, Inc., 3.950%, 02/15/2030	1,207,000	1,086,372
Tempur Sealy International, Inc.:
4.000%, 04/15/2029(e)	2,290,000	2,080,270
3.880%, 10/15/2031(e)	230,000	195,543
		5,512,197

Household Products - 0.12%
Energizer Holdings, Inc., 4.750%, 06/15/2028(e)	750,000	695,358

Independent Power and Renewable Electricity Producers - 0.46%
Vistra Operations Co. LLC:
5.000%, 07/31/2027(e)	500,000	484,568
4.375%, 05/01/2029(e)	700,000	649,197
7.750%, 10/15/2031(e)	1,442,000	1,511,231
		2,644,996

Industrial Conglomerates - 0.19%
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	1,098,000	1,060,778

Interactive Media & Services - 0.24%
ANGI Group LLC, 3.875%, 08/15/2028(e)	840,000	729,862
Cinemark USA, Inc., 5.250%, 07/15/2028(e)	700,000	663,325
		1,393,187

IT Services - 0.37%
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., 6.000%, 11/01/2029(e)	870,000	788,119
Sabre GLBL, Inc.:
8.625%, 06/01/2027(e)	1,005,000	882,764
11.250%, 12/15/2027(e)	500,000	469,567
		2,140,450

Machinery - 0.28%
Allison Transmission, Inc., 4.750%, 10/01/2027(e)	650,000	626,019
Esab Corp., 6.250%, 04/15/2029(e)	186,000	187,104
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	170,000	159,330
Titan International, Inc., 7.000%, 04/30/2028	600,000	592,631
Wabash National Corp., 4.500%, 10/15/2028(e)	50,000	45,914
		1,610,998

Marine Transportation - 0.08%
Danaos Corp., 8.500%, 03/01/2028(e)	450,000	461,376

Media - 1.60%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(e)	1,254,000	1,182,499
AMC Networks, Inc., 4.250%, 02/15/2029	660,000	468,248

	Principal Amount	Value

Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(e)	$710,000	$676,933
5.375%, 06/01/2029(e)	650,000	595,502
4.750%, 03/01/2030(e)	550,000	472,596
4.500%, 08/15/2030(e)	120,000	100,641
7.375%, 03/01/2031(e)	350,000	343,458
4.500%, 05/01/2032	190,000	152,807
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(e)	2,250,000	1,972,373
7.500%, 06/01/2029(e)	640,000	529,866
CSC Holdings LLC:
7.500%, 04/01/2028(e)	110,000	74,239
11.250%, 05/15/2028(e)	505,000	500,860
5.750%, 01/15/2030(e)	200,000	106,034
Gray Television, Inc.:
4.750%, 10/15/2030(e)	1,023,000	671,726
5.375%, 11/15/2031(e)	275,000	180,585
Nexstar Media, Inc.:
5.625%, 07/15/2027(e)	300,000	288,002
4.750%, 11/01/2028(e)	350,000	319,245
Scripps Escrow, Inc., 5.875%, 07/15/2027(e)	323,000	270,540
Sinclair Television Group, Inc., 5.500%, 03/01/2030(e)	390,000	281,157
		9,187,311

Metals & Mining - 1.06%
Eldorado Gold Corp., 6.250%, 09/01/2029(e)	810,000	779,015
FMG Resources August 2006 Pty, Ltd.:
5.875%, 04/15/2030(e)	912,000	898,119
6.125%, 04/15/2032(e)	247,000	244,492
GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(e)	105,000	78,073
IAMGOLD Corp., 5.750%, 10/15/2028(e)	710,000	652,300
Mineral Resources, Ltd.:
8.125%, 05/01/2027(e)	1,238,000	1,253,379
8.000%, 11/01/2027(e)	760,000	776,292
New Gold, Inc., 7.500%, 07/15/2027(e)	650,000	652,129
SunCoke Energy, Inc., 4.880%, 06/30/2029(e)	795,000	720,626
		6,054,425

Mortgage Real Estate Investment - 0.69%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(e)	800,000	672,783
Rithm Capital Corp., 8.000%, 04/01/2029(e)	950,000	922,909
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(e)	1,322,000	1,241,489
4.380%, 01/15/2027(e)	1,020,000	960,321
7.250%, 04/01/2029(e)	187,000	188,722
		3,986,224

Office REITs - 0.06%
Vornado Realty LP, 3.400%, 06/01/2031	400,000	316,837

Oil, Gas & Consumable Fuels - 2.92%
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(e)	400,000	395,127
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(e)	230,000	224,459
9.750%, 07/15/2028(e)	472,000	469,040
CNX Resources Corp.:
6.000%, 01/15/2029(e)	1,298,000	1,272,104
7.250%, 03/01/2032(e)	378,000	384,607
CVR Energy, Inc., 8.500%, 01/15/2029(e)	1,600,000	1,621,267
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(e)	454,000	443,243
8.625%, 03/15/2029(e)	430,000	439,391
Energean PLC, 6.500%, 04/30/2027(e)	300,000	283,125
EnQuest PLC, 11.625%, 11/01/2027(e)	220,000	220,579

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	$720,000	$714,870
Hess Midstream Operations LP, 5.625%, 02/15/2026(e)	575,000	570,763
New Fortress Energy, Inc., 6.500%, 09/30/2026(e)	2,515,000	2,423,115
NGL Energy Operating LLC / NGL Energy Finance Corp.:
8.125%, 02/15/2029(e)	410,000	420,183
8.375%, 02/15/2032(e)	200,000	205,155
Northern Oil & Gas, Inc.:
8.125%, 03/01/2028(e)	1,050,000	1,066,515
8.750%, 06/15/2031(e)	296,000	312,935
NuStar Logistics LP, 6.375%, 10/01/2030	230,000	231,699
Parkland Corp.:
5.875%, 07/15/2027(e)	700,000	694,442
4.500%, 10/01/2029(e)	1,030,000	953,593
4.630%, 05/01/2030(e)	500,000	461,391
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(e)	674,000	699,729
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	1,980,000	1,842,248
W&T Offshore, Inc., 11.750%, 02/01/2026(e)	400,000	415,937
		16,765,517

Paper & Forest Products - 0.07%
Mercer International, Inc., 5.125%, 02/01/2029	480,000	422,468

Passenger Airlines - 0.23%
Air Canada, 3.875%, 08/15/2026(e)	300,000	286,635
American Airlines, Inc., 7.250%, 02/15/2028(e)	998,000	1,014,292
		1,300,927

Professional Services - 0.07%
KBR, Inc., 4.750%, 09/30/2028(e)	430,000	395,886

Real Estate Management & Development - 0.63%
Forestar Group, Inc., 3.850%, 05/15/2026(e)	600,000	573,510
Howard Hughes Corp., 4.125%, 02/01/2029(e)	1,300,000	1,169,698
Newmark Group, Inc., 7.500%, 01/12/2029(e)	1,018,000	1,047,860
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(e)	1,160,000	822,622
		3,613,690

Retail REITs - 0.08%
Brandywine Operating Partnership LP, 4.550%, 10/01/2029	500,000	435,176

Semiconductors & Semiconductor Equipment - 0.30%
ams-OSRAM AG, 12.250%, 03/30/2029(e)	660,000	663,844
Coherent Corp., 5.000%, 12/15/2029(e)	1,120,000	1,056,036
		1,719,880

Software - 0.41%
MicroStrategy, Inc., 6.125%, 06/15/2028(e)	810,000	782,342
RingCentral, Inc., 8.500%, 08/15/2030(e)	550,000	572,321
SS&C Technologies, Inc., 5.500%, 09/30/2027(e)	1,000,000	978,603
		2,333,266

Specialized REITs - 0.59%
Iron Mountain, Inc.:
7.000%, 02/15/2029(e)	455,000	464,169
5.250%, 07/15/2030(e)	1,000,000	947,073
4.500%, 02/15/2031(e)	10,000	9,033
5.625%, 07/15/2032(e)	500,000	472,742
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(e)	450,000	335,985
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(e)	1,460,000	1,132,831
		3,361,833

Specialty Retail - 0.89%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(e)	400,000	362,717

	Principal Amount	Value

Specialty Retail (continued)
Bath & Body Works, Inc., 6.950%, 03/01/2033	$500,000	$498,848
Foot Locker, Inc., 4.000%, 10/01/2029(e)	670,000	564,713
Gap, Inc.:
3.625%, 10/01/2029(e)	1,445,000	1,267,213
3.875%, 10/01/2031(e)	1,020,000	863,864
Upbound Group, Inc., 6.375%, 02/15/2029(e)	725,000	704,515
Victoria's Secret & Co., 4.625%, 07/15/2029(e)	1,010,000	829,810
		5,091,680

Technology Hardware, Storage & Peripherals - 0.57%
Pitney Bowes, Inc.:
6.875%, 03/15/2027(e)	220,000	201,084
7.250%, 03/15/2029(e)	190,000	169,845
Xerox Holdings Corp., 5.500%, 08/15/2028(e)	3,206,000	2,922,253
		3,293,182

Textiles, Apparel & Luxury Goods - 0.52%
Crocs, Inc., 4.250%, 03/15/2029(e)	1,000,000	915,127
Hanesbrands, Inc., 9.000%, 02/15/2031(e)	1,569,000	1,613,316
Wolverine World Wide, Inc., 4.000%, 08/15/2029(e)	600,000	482,091
		3,010,534

Tobacco - 0.11%
Vector Group, Ltd., 5.750%, 02/01/2029(e)	700,000	649,229

Trading Companies & Distributors - 0.08%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(e)	450,000	439,237

TOTAL CORPORATE BONDS
(Cost $142,263,587)		146,181,673

	Shares	Value

COMMON STOCK - 0.35%
Energy Equipment & Services - 0.03%
Brock Holdings III Inc.(b)	164,832	–
Utex Industries Holdings, LLC(b)(g)	3,182	171,033
		171,033

Health Care Equipment & Supplies - 0.01%
Carestream Health Holdings Inc(b)(g)	242,545	72,763

Health Care Providers & Services - 0.12%
Envision Healthcare Corp. Equity(b)(g)	79,338	694,208

Oil, Gas & Consumable Fuels - 0.19%
Total Safety Holdings, LLC(b)(g)	2,951	1,106,625

TOTAL COMMON STOCK
(Cost $13,722,925)		2,044,629

WARRANTS - 0.00%
Energy Equipment & Services - 0.00%(h)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	3,182

TOTAL WARRANTS
(Cost $0)		3,182

	Shares	Value

SHORT TERM INVESTMENTS - 6.45%
Open-end Investment Companies - 6.45%
Fidelity Treasury Portfolio
(5.21% 7-Day Yield)	36,982,037	$36,982,037

TOTAL SHORT TERM INVESTMENTS
(Cost $36,982,037)		36,982,037

Total Investments- 166.60%
(Cost $969,805,938)		955,742,161

Liabilities in Excess of Other Assets - (7.96)%		(45,665,222)

Mandatory Redeemable Preferred Shares - (7.89)%
(liquidation preference plus distributions payable on term preferred shares)		(45,286,500)

Leverage Facility - (50.74)%		(291,100,000)

Net Assets - 100.00%		$573,690,439

Amounts above are shown as a percentage of net assets as of March 31, 2024.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US L - 1 Month LIBOR as of March 31, 2024 was 5.44%
3M US L - 3 Month LIBOR as of March 31, 2024 was 5.56%
6M US L - 6 Month LIBOR as of March 31, 2024 was 5.65%
1M US SOFR - 1 Month SOFR as of March 31, 2024 was 5.33%
3M US SOFR - 3 Month SOFR as of March 31, 2024 was 5.30%
1M CME TERM SOFR – 1M CME TERM SOFR as of March 31, 2024 was 5.33%
3M CME TERM SOFR – 3M CME TERM SOFR as of March 31, 2024 was 5.30%
6M US SOFR - 6 Month SOFR as of March 31, 2024 was 5.22%
6M CME TERM SOFR – 6M CME TERM SOFR as of March 31, 2024 was 5.22%
PRIME - US Prime Rate as of March 31, 2024 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2024 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Security is in default as of period end.
(d)	A portion of this position was not funded as of March 31, 2024. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2024, the Fund has unfunded delayed draw loans in the amount of $1,054,309. Fair value of these unfunded delayed draws was $1,059,556. Additional information is provided in Note 9 General Commitments and Contingencies.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $121,892,602, which represented approximately 21.25% of net assets as of March 31, 2024. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(f)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(g)	Non-income producing security.
(h)	Amount represents less than 0.005% of net assets.

NOTE 1. ORGANIZATION

Blackstone Strategic Credit 2027 Term Fund (formerly known as Blackstone Strategic Credit Fund) (“BGB”, the “Fund”, “we”, “us” or “our”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the Investment Company Act of 1940, as amended (the “1940 Act”) on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BGB as of September 25, 2015 is now classified as a diversified company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Investment Objectives: BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGB’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open-end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGB’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGB’s investments under the fair value hierarchy levels as of March 31, 2024.

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$29,963,992	$3,243,985	$33,207,977
Automobile Components	–	18,507,661	1,910,344	20,418,005
Building Products	–	13,098,688	2,573,075	15,671,763
Chemicals	–	9,969,346	4,085,758	14,055,104
Commercial Services & Supplies	–	44,777,403	5,718,581	50,495,984
Electronic Equipment, Instruments & Components	–	8,442,868	4,722,866	13,165,734
Health Care Technology	–	13,596,029	3,227,435	16,823,464
Media	–	23,330,405	1,268,290	24,598,695
Mortgage Real Estate Investment	–	945,155	946,562	1,891,717
Professional Services	–	41,049,445	421,598	41,471,043
Real Estate Management & Development	–	3,108,783	2,543,681	5,652,464
Software	–	79,788,558	2,738,789	82,527,347
Other	–	450,551,343	–	450,551,343
Corporate Bonds	–	146,181,673	–	146,181,673
Common Stock
Energy Equipment & Services	–	–	171,033	171,033
Health Care Equipment & Supplies	–	–	72,763	72,763
Health Care Providers & Services	–	–	694,208	694,208
Oil, Gas & Consumable Fuels	–	–	1,106,625	1,106,625
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	36,982,037	–	–	36,982,037
Total	$36,982,037	$883,311,349	$35,448,775	$955,742,161

Other Financial Instruments
Liabilities

Net Unrealized Depreciation on Unfunded Loan Commitments	–	(5,481)	(1,584)	(7,065)
Total	–	(5,481)	(1,584)	(7,065)

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2024, the Fund's outstanding borrowings of $291,100,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which BGB has used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2023	$21,296,184	$1,780,998	$3,182	$2,034	$23,082,398
Accrued discount/ premium	6,613	–	–	–	6,613
Realized Gain/(Loss)	(19,438)	–	–	–	(19,438)
Change in Unrealized Appreciation/(Depreciation)	1,382,015	19,834	–	(3,618)	1,398,231
Purchases(1)	17,685,619	–	–	–	17,685,619
Sales Proceeds(2)	(11,711,569)	–	–	–	(11,711,569)
Transfer into Level 3	8,236,916	243,797	–	–	8,480,713
Transfer out of Level 3	(3,475,376)	–	–	–	(3,475,376)
Balance as of March 31, 2024	$33,400,964	$2,044,629	$3,182	$(1,584)	$35,447,191
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2024	$146,809	$(38,757)	$–	$(1,584)	$106,468

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Information about Level 3 fair value measurements as of March 31, 2024:

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Assets
Floating Rate Loan Interests	$33,400,964	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	2,044,629	Third-party vendor pricing service	Broker quotes	N/A
Warrants	3,182	Third-party vendor pricing service	Broker quotes	N/A
Unfunded Loan Commitments	(1,584)	Third-party vendor pricing service	Broker quotes	N/A

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

Under normal market conditions, at least 80% of BGB's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGB defines “Managed Assets” as total assets (including "effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions). At March 31, 2024, 100.76% of BGB’s Managed Assets were held in corporate fixed income instruments, including Senior Secured Loans.

Senior secured loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayment from Borrowers’ excess cash flows or permit the Borrowers’ to repay at their election. The degree to which Borrowers repay, whether as a contractual requirements or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition as described below and in “Principal Risks—LIBOR Risk”), plus a premium or credit spread

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR in 2017. Although many LIBOR rates ceased to be published or were no longer representative of the underlying market they sought to measure after December 31, 2021, a selection of widely used U.S. dollar LIBOR rates were published through June 30, 2023 in order to assist with the transition. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR, and which is a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the continued transition away from LIBOR and the nature of any replacement rate. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates, and there has been no global consensus as to an alternative rate. There could be significant operational challenges which could affect the Fund’s performance for the continued transition away from LIBOR. The Fund and our portfolio companies and/or obligors may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. The Fund may invest, or remain invested, in floating rate loans and investment securities whose interest rates are indexed to LIBOR.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2024, BGB had invested $27,429,516 in second lien secured loans. Second lien secured loans are considered Senior Secured Loans for BGB.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Fund typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGB may acquire Loans through assignments or participations. BGB typically acquires these Loans through assignment, and if BGB acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGB must acquire a Loan through a participation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2024, BGB had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Depreciation
Action Environmental Group, Inc., First Lien Term Loan	$164,817	$165,229	$(1,584)
Ryan LLC., First Lien Term Loan	147,302	148,223	(921)
Touchdown Acquirer Inc aka TenCate., First Lien Term Loan	250,209	251,304	(1,095)
Culligan 11/23 Incre CovLi TL., First Lien Term Loan	491,981	494,800	(3,465)
Total	$1,054,309	$1,059,556	$(7,065)

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGB’s valuation policies. For the period ended March 31, 2024, BGB recorded a net increase in unrealized depreciation on unfunded loan commitments totaling $20,505.

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) originally dated December 21, 2012, as amended, restated, supplemented, or modified from time to time, to borrow up to a limit of $300 million, with $105 million for tranche A loans (“BGB Tranche A Loans”) and $195 million for tranche B loans (“BGB Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund.

Interest on BGB’s Leverage Facility is charged at a rate of 1.00% above adjusted term SOFR with respect to BGB Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period BGB Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period BGB Tranche B Loans, with adjusted term SOFR measured for the period commencing on the date of the making of such Loan at adjusted term SOFR (or the last date upon which any other Loan was converted to, or continued as, such Loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion.

Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of BGB Tranche A Loans and BGB Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable at the end of the respective interest period. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2024, BGB had borrowings outstanding under its Leverage Facility of $291,100,000, at an interest rate of 6.53%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2024, the average borrowings under BGB's Leverage Facility and the weighted average interest rate were $289,968,132 and 6.56%, respectively. During the period ended March 31, 2024, the Fund incurred $7,204 for commitment fees on undrawn amounts.

On July 27, 2016, BGB issued 45,000 7-year mandatory redeemable preferred shares (the “Series A MRPS”) with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the Series A MRPS to “A”. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profile. The dividend rate on the Fund’s Series A MRPS would have increased if the credit rating for the Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used the proceeds of the offering to make additional investments for BGB’s portfolio. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB redeemed all of its outstanding Series A MRPS at liquidation value in the amount of $45,000,000. Prior to redemption, BGB made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25, 2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS” and together with the Series A MRPS, the “MRPS”) with a par value of $0.001 per share and a total liquidation value of $45,000,000. As of July 25, 2023, the Series B MRPS were rated “A” by Fitch Ratings. The Series B MRPS are redeemable on July 25, 2027 and pay quarterly distributions at an annual dividend rate of 6.60%. The dividend rate on the Fund's Series B MRPS will increase if the Fund’s credit rating is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at March 31, 2024. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund has agreed to maintain asset coverage of three times over borrowings and BGB has agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2024, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. During periods when BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BGB did not use leverage because the fees paid are calculated on the basis of BGB’s Managed Assets, which include the assets purchased through leverage. As of March 31, 2024, BGB’s leverage represented 36.94% of the Fund’s Managed Assets. The leverage amounts in BGB include 4.94% of Managed Assets attributable to the MRPS.